Exhibit 10.2

EXECUTION VERSION

CONTRIBUTION AGREEMENT

This CONTRIBUTION AGREEMENT (this “Agreement”) is made as of October 27, 2014, by and between Rob Mikitarian, an individual (the “Rollover Seller”) and Apollo Palliative Service LLC, a California limited liability company (“APS”).

recitals

WHEREAS, APS is acquiring all of the issued and outstanding capital stock of Holistic Care Home Health Agency, Inc., a California corporation (the “Company”), pursuant to this Agreement and that certain Stock Purchase Agreement, dated as of the date hereof, by and among APS and the Rollover Seller (the “Purchase Agreement”) (except as otherwise provided herein, all capitalized terms used herein shall have the meanings set forth in the Purchase Agreement);

WHEREAS, the Rollover Seller owns all of the capital stock of the Company, which constitutes one hundred percent (100%) of the issued and outstanding capital stock and other equity interests, including securities convertible or exercisable into capital stock or other equity interests, of the Company (the “Securities”);

WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, the Rollover Seller is contributing to APS a portion of the Securities held by the Rollover Seller (such portion, as described on Exhibit A, the “Rollover Securities”);

WHEREAS, the Rollover Seller desires to contribute to APS, and APS desires to accept the contribution of all of Rollover Seller’s rights, title and interests in and to the Rollover Securities, as set forth on Exhibit A attached hereto, in exchange for certain membership interests in APS, as set forth on Exhibit B attached hereto;

WHEREAS, upon Seller’s receipt of the membership interests in APS to be received by Seller hereunder, Seller shall immediately transfer such membership interests to GNS Medical Holdings, LLC, a California limited liability company (“GNS”), of which Seller is the sole member; and

WHEREAS, immediately following the transactions contemplated hereby, all issued and outstanding capital stock and other equity interests, including securities convertible or exercisable into capital stock or other equity interests of the Company (other than the Rollover Securities) are being transferred to APS in exchange for cash pursuant to the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and subject to the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

CONTRIBUTION

1.           Contribution of Securities. The Rollover Seller hereby grants, conveys, bargains, sells, assigns, contributes, sets over, transfers and delivers to APS and its successors and assigns as of the Effective Time (as defined below) free and clear of any liens or other restrictions or claims from any person, all of the Rollover Securities and all rights, titles and interests therein with all appurtenances thereto, TO HAVE AND TO HOLD, unto APS, its successors and assigns forever.

2.           Capital Contribution. The transfer and conveyance of the Rollover Securities shall be a contribution to the capital of APS, and in exchange for such contribution, APS shall issue membership interests in APS in exchange for such contribution, as set forth on Exhibit B attached hereto (the “APS Interest”).

3.           Assignment. Immediately upon Seller’s receipt of the membership interests in APS pursuant to Section 2 above, Seller shall assign his entire interest in such membership interests to GNS, pursuant to the terms of the Membership Interest Assignment in the form of Exhibit C hereto.

4.           Effective Time. The contribution and conveyance of the Rollover Securities described in Section 1 and the assignment contemplated by Section 3 shall take place in successive order immediately prior to the Closing (as defined in the Purchase Agreement) (the “Effective Time”).

5.           Representations and Warranties. In connection with the issuance of the APS Interest, the Rollover Seller represents and warrants to APS that:

(a)          The APS Interest is being acquired for the Rollover Seller’s own account and not with a view to, or intention of, distribution thereof in violation of the Securities and Exchange Act of 1933 (as amended, the “1933 Act”), or any applicable state securities laws, and the APS Interest will not be disposed of in contravention of the 1933 Act or any applicable state securities laws.

(b)          The Rollover Seller is sophisticated in financial matters and is able to evaluate the risks and benefits of an investment in the APS Interest.

(c)          The Rollover Seller is able to bear the economic risk of its investment in the APS Interest for an indefinite period of time because the APS Interest has not been registered under the 1933 Act and, therefore, cannot be sold unless subsequently registered under the 1933 Act or an exemption from such registration is available.

(d)          The Rollover Seller has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the APS Interest and has had full access to such other information concerning APS as it has requested.

(e)          This Agreement and the transactions contemplated hereby constitute the legal, valid and binding obligation of the Rollover Seller, enforceable in accordance with its terms, and the Rollover Seller’s execution, delivery or performance of this Agreement and the consummation by the Rollover Seller of the transactions contemplated hereby will not (i) violate or cause a breach of any agreement, contract or instrument to which the Rollover Seller is a party or any judgment, order or decree to which the Rollover Seller is subject other than in cases where such restrictions have been waived in writing prior to the date hereof, or (ii) conflict with or violate any law applicable to the Rollover Seller. The Rollover Seller has all requisite individual power and authority to make, execute and deliver this Agreement, and perform its obligations hereunder and to consummate the transactions contemplated hereby.

(f)          The Rollover Seller: (i) understands and acknowledges that the APS Interest being issued to the Rollover Seller has not been registered under the 1933 Act, nor under the securities laws of any state, nor under the laws of any other country and (ii) recognizes that no public agency has passed upon the accuracy or adequacy of any information provided to the Rollover Seller or the fairness of the terms of its investment in the APS Interest.

(g)          The Rollover Seller represents that it has been called to the Rollover Seller’s attention, by those individuals with whom the Rollover Seller has dealt in connection with its investment in the APS Interest, that such investment is a speculative venture, involves a high degree of risk and is subject to complete risk of loss.

(h)          The Rollover Seller became aware of the offering of the APS Interest other than by means of general advertising or general solicitation.

(i)          The Rollover Seller is an “accredited investor” within the meaning of Regulation D of the 1933 Act.

6.           Representations and Warranties. In connection with the issuance of the APS Interest, APS represents and warrants to the Rollover Seller that:

(a)          APS is a limited liability company duly formed, validly existing and in good standing under the laws of the State of California.

(b)          This Agreement and the transactions contemplated hereby constitute the legal, valid and binding obligation of APS, enforceable in accordance with its terms, and neither APS’s execution, delivery or performance of this Agreement nor the consummation by APS of the transactions contemplated hereby will (i) violate or cause a breach of any agreement, contract or instrument to which APS is a party or any judgment, order or decree to which APS is subject, (ii) conflict with or violate any provision of the certificate of organization, the Operating Agreement or any other organizational or governance documents of APS or any resolution or action adopted by the managers of APS, or (iii) (assuming the representations and warranties in Section 5 are true and correct) conflict with or violate any law applicable to APS. APS has all requisite limited liability company power and authority to make, execute and deliver this Agreement, and perform its obligations hereunder and to consummate the transactions contemplated hereby.

7.           Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original, and all of which when taken together shall constitute one and the same instrument. In the event that a signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” or other electronic format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile, “.pdf” or other electronic format signature page were an original thereof.

8.           Governing Law. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of California, without giving effect to the conflict of laws principles thereof.

9.           Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

10.         Reformation; Severability. In case any term or other provision of this Agreement shall be invalid, illegal or unenforceable, such provision shall be reformed to best effectuate the intent of the parties hereto and permit enforcement thereof, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. If such provision is not capable of reformation, it shall be severed from this Agreement and the enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

11.         Amendment. This Agreement may be amended or modified in whole or in part only by an agreement in writing executed by all parties hereto and making specific reference to this Agreement.

[Remainder of Page Intentionally Left Blank;

Signature Page(s) to Follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

APS:

APOLLO PALLIATIVE SERVICES LLC,
a California limited liability company

By:
Name: Liviu Chindris , M.D.
Title: President

Signature Page to Contribution Agreement

ROLLOVER SELLER:

Rob Mikitarian

Signature Page to Contribution Agreement

Exhibit A

Rollover Securities

Rollover Seller	Rollover Securities from Holistic Care Home Health Agency, Inc.

Rob Mikitarian	129 shares of Holistic Care Home Health Agency, Inc.

Exhibit B

APS Membership Interests

Rollover Seller	APS Membership Interest

Rob Mikitarian	3.0%

Exhibit C

Membership Interest Assignment

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Rob Mikitarian, an individual, does hereby assign, transfer and deliver 100% of his membership interest in and to Apollo Palliative Service LLC, a California limited liability company, to GNS Medical Holdings, LLC, a California limited liability company.

IN WITNESS WHEREOF, the undersigned have executed this Membership Interest Assignment effective as of October __, 2014.

Rob Mikitarian

ACKNOWLEDGMENT AND CONSENT OF SPOUSE

October ___, 2014

The undersigned, Marine Metspakyan, spouse of Rob Mikitarian, joins in the execution of that certain Contribution Agreement, dated as of October ____, 2014 (the “Contribution Agreement”) by and among Rob Mikitarian and Apollo Palliative Service LLC, to evidence her knowledge of the existence of the Contribution Agreement and her consent to the provisions of the Contribution Agreement.

Signature of Spouse: ____________________________
Printed Name of Spouse: _________________________